Exhibit 32(c)

CERTIFICATION

18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Georgia Power Company for the year ended December 31, 2021, we, the undersigned, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our individual knowledge and belief, that:

(1)such Annual Report on Form 10-K of Georgia Power Company for the year ended December 31, 2021, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in such Annual Report on Form 10-K of Georgia Power Company for the year ended December 31, 2021, fairly presents, in all material respects, the financial condition and results of operations of Georgia Power Company.

/s/Christopher C. Womack
Christopher C. Womack
Chairman, President and Chief Executive Officer

/s/Aaron P. Abramovitz
Aaron P. Abramovitz
Executive Vice President, Chief Financial Officer and Treasurer

February 16, 2022